                                                                 EXHIBIT 10.26



                          PLEDGE AND SECURITY AGREEMENT

                          DATED AS OF DECEMBER 19, 2003

                                     BETWEEN

                                     EACH OF

                            MARINER HEALTH CARE, INC.

                       AND THE OTHER GRANTORS PARTY HERETO

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,

                               AS COLLATERAL AGENT

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                TABLE OF CONTENTS

                                                                                                                     PAGE
SECTION 1. DEFINITIONS; GRANT OF SECURITY........................................................................      1
     1.1          GENERAL DEFINITIONS............................................................................      1
     1.2          DEFINITIONS; INTERPRETATION....................................................................      8
SECTION 2. GRANT OF SECURITY.....................................................................................      8
     2.1          GRANT OF SECURITY..............................................................................      8
     2.2          CERTAIN LIMITED EXCLUSIONS.....................................................................      9
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE......................................................      9
     3.1          SECURITY FOR OBLIGATIONS.......................................................................      9
     3.2          CONTINUING LIABILITY UNDER COLLATERAL..........................................................     10
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS..........................................................     10
     4.1          GENERALLY......................................................................................     10
     4.2          EQUIPMENT AND INVENTORY........................................................................     13
     4.3          RECEIVABLES....................................................................................     14
     4.4          INVESTMENT RELATED PROPERTY....................................................................     15
     4.5          MATERIAL CONTRACTS.............................................................................     22
     4.6          LETTER OF CREDIT RIGHTS........................................................................     23
     4.7          INTELLECTUAL PROPERTY..........................................................................     23
     4.8          COMMERCIAL TORT CLAIMS.........................................................................     26
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS...............................     27
     5.1          ACCESS; RIGHT OF INSPECTION....................................................................     27
     5.2          FURTHER ASSURANCES.............................................................................     27
     5.3          ADDITIONAL GRANTORS............................................................................     28
SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT...........................................................     28
     6.1          POWER OF ATTORNEY..............................................................................     28
     6.2          NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES.....................................     29
     6.3          RATIFICATION...................................................................................     29
SECTION 7. REMEDIES..............................................................................................     29
     7.1          GENERALLY......................................................................................     29
     7.2          APPLICATION OF PROCEEDS........................................................................     31
     7.3          INVESTMENT RELATED PROPERTY....................................................................     31
     7.4          INTELLECTUAL PROPERTY..........................................................................     31
     7.5          CASH PROCEEDS..................................................................................     33
SECTION 8. COLLATERAL AGENT......................................................................................     33
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.......................................................     33
SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.......................................................     34
SECTION 11. MISCELLANEOUS........................................................................................     34

SCHEDULE  A  -- LIST OF GRANTORS

SCHEDULE 1.1 -- EXCLUDED SUBSIDIARY INTERESTS

SCHEDULE 4.1 -- GENERAL INFORMATION

SCHEDULE 4.2 -- LOCATION OF EQUIPMENT AND INVENTORY

                                       i

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

SCHEDULE 4.4 -- INVESTMENT RELATED PROPERTY

SCHEDULE 4.6 -- DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 -- INTELLECTUAL PROPERTY

SCHEDULE 4.8 -- COMMERCIAL TORT CLAIMS

EXHIBIT A -- PLEDGE SUPPLEMENT

EXHIBIT B -- FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C -- FORM OF COLLATERAL ACCOUNT CONTROL AGREEMENT

EXHIBIT D -- FORM OF PERSONAL PROPERTY SECURITY INTEREST OPINION

EXHIBIT E -- FORM OF GRANT OF TRADEMARK SECURITY INTEREST

EXHIBIT F -- FORM OF GRANT OF COPYRIGHT SECURITY INTEREST

                                       ii

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  This PLEDGE AND SECURITY AGREEMENT, dated as of December 19, 2003 (this "AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and CANADIAN IMPERIAL BANK OF COMMERCE, as Collateral Agent for the Secured Parties (as herein defined) (together with its permitted successors in such capacity as Collateral Agent, the "COLLATERAL AGENT").

                                    RECITALS:

         WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among MARINER HEALTH CARE, INC., a Delaware corporation, (the "COMPANY") certain Subsidiaries of the Company, as Guarantors, the lenders party thereto from time to time (the "LENDERS"), CIBC WORLD MARKETS CORP., as a Joint Lead Arranger, J.P. MORGAN SECURITIES INC., as a Joint Lead Arranger, LEHMAN BROTHERS INC., as a Joint Lead Arranger, LEHMAN BROTHERS COMMERCIAL PAPER and JPMORGAN CHASE BANK, as Co-Syndication Agents, CITICORP NORTH AMERICA, INC., and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents, and CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and as Swing Line Lender, and the Collateral Agent;

         WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements (as herein defined) with one or more Lender Counterparties (as defined in the Credit Agreements);

         WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

         1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

                  "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

                  "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

                  "AGREEMENT" shall have the meaning set forth in the preamble.

                  "ADDITIONAL GRANTORS" shall have the meaning assigned in
Section 5.3.

                  "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "CASH PROCEEDS" shall have the meaning assigned in Section
7.5.

                  "CHATTEL PAPER" shall mean all "chattel paper" as defined in
Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

                  "COLLATERAL" shall have the meaning assigned in Section 2.1.

                  "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

                  "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                  "COLLECTION ACCOUNT" shall mean any account established at a financial institution designated by the Collateral Agent in the name of "Mariner Health Care, Inc. - Canadian Imperial Bank of Commerce, as Collateral Agent", together with any and all successor, replacement or substituted accounts thereto.

                  "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

                  "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "COMPANY" shall have the meaning set forth in the recitals.

                  "CONCENTRATION ACCOUNT" shall mean any account listed on
Schedule 4.4(A)(8)(a) under the heading "Deposit Accounts: Concentration Account" (as such schedule may be amended or supplemented from time to time), together with any and all successor, replacement or substituted accounts thereto.

                  "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the Tax Code.

                  "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

                                       2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  "COPYRIGHTS" shall mean all United States and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

                  "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

                  "DE MINIMIS SECURITIES ACCOUNTS" shall have the meaning assigned to such term in Section 4.4.4(a)(iii) hereto.

                  "DE MINIMIS SECURITIES ENTITLEMENTS" shall have the meaning assigned to such term in Section 4.4.4(a)(iii) hereto.

                  "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in Article 9 of the UCC and in any event shall include any demand, time, savings, passbook or title account maintained with a depository institution and
(ii) shall include, without limitation, all of the accounts listed on Schedule
4.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

                  "EQUIPMENT" shall mean: (i) all "equipment" as defined in
Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures, tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

                  "EXCLUDED SUBSIDIARY INTERESTS" shall mean any shares of capital stock, limited liability company interests, partnership interests or trust interests in any entity listed on Schedule 1.1 hereto (as such schedule may be amended or supplemented from time to time); provided, that any shares of capital stock, limited liability company interests, partnership interests or trust interests in any entity listed on Schedule 1.1 hereto shall automatically be deemed not to be an Excluded Subsidiary Interest upon a grant of security interest by the applicable Grantor in such capital stock, limited liability company interests, partnership interests or trust interests by the delivery to the Collateral Agent of a Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such Pledged Equity Interests.

                  "EXCLUDED PROPERTY" shall mean all Fixtures and Equipment located on, in connection with, relating to the Jacinto City Healthcare Center facility located in Harris County, Texas, Southfield HealthCare Center facility located in Harris County, Texas, The Village Healthcare Center facility located in Harris County, Texas, Retama Manor Nursing Center/ Corpus Christi North located in Nueces County, Texas, and Spring Branch HealthCare Center located in Harris County, Texas and the replacement facilities for Jacinto City Healthcare Facility and Southfield Healthcare Facility.

                                       3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  "EXCLUDED PROPERTY DOCUMENT" shall mean any agreement that evidences the transfer of the security interest in the Excluded Property by the applicable Grantor in favor of a Person other than the Collateral Agent.

                  "FIXTURES" shall mean all "fixtures" as defined in Article 9 of the UCC.

                  "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

                  "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

                  "GOVERNMENT RECEIVABLES" shall mean, collectively, any and all Receivables which are payable by a Governmental Authority.

                  "GRANTORS" shall have the meaning set forth in the preamble.

                  "INSTRUMENTS" shall mean all "instruments" as defined in
Article 9 of the UCC.

                  "INSURANCE" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

                  "INSURANCE CONCENTRATION ACCOUNT" shall mean any account listed on Schedule 4.4(A)(8)(b) under the heading "Deposit Account: Insurance Concentration Account" (as such schedule may be amended or supplemented from time to time), together with any and all successor, replacement or substituted accounts.

                  "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses and in any event shall include all present and future rights, priorities and privileges relating to intellectual property arising under United States, applicable state, multinational or foreign laws or otherwise.

                  "INVENTORY" shall mean: (i) all "inventory" as defined in
Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

                  "INVESTMENT ACCOUNTS" shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.

                                       4
PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) other than Excluded Subsidiary Interests and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

                  "LENDER" shall have the meaning set forth in the recitals.

                  "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

                  "MONEY" shall mean "money" as defined in the UCC.

                  "NON-ASSIGNABLE CONTRACT" shall mean any agreement, contract or license to which any Grantor is a party that by its terms purport to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise, irrespective of whether such prohibition or restriction is enforceable under Sections 9-406 through 409 of the UCC).

                  "OUTSTANDING LETTER OF CREDIT" shall mean any Letter of Credit issued pursuant to the Credit Agreement other than any Letter of Credit outstanding beyond the Revolving Commitment Termination Date and backed by cash collateral or a supporting letter of credit in accordance with Section 2.4 of the Credit Agreement.

                  "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

                  "PATENTS" shall mean all United States and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 4.7(C) (as such schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

                  "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

                  "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

                  "PLEDGED LLC INTERESTS" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any

                                       5

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests; provided, that Pledged LLC Interests shall not include Excluded Subsidiary Interests.

                  "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests; provided, that Pledged Partnership Interests shall not include Excluded Subsidiary Interests.

                  "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, that Pledged Stock shall not include Excluded Subsidiary Interests.

                  "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

                  "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests; provided, that Pledged Trust Interests shall not include Excluded Subsidiary Interests.

                  "PROCEEDS" shall mean: (i) all "proceeds" as defined in
Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

                                       6

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or electronic forms of information related in any way to the foregoing or any Receivable.

                  "RECORD" shall have the meaning specified in Article 9 of the UCC.

                  "SECURED OBLIGATIONS" shall have the meaning assigned in
Section 3.1.

                  "SECURED PARTIES" shall mean collectively, the Agents (as such term is defined in the Credit Agreement), the Lenders and the Lender Counterparties and shall include, without limitation, all former Lenders, Lender Counterparties and Agents to the extent that any Obligations owing to such Persons were incurred while such Persons were Lenders, Lender Counterparties or Agents and such Obligations have not been paid or satisfied in full.

                  "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

                  "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

                  "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

                  "TRADEMARKS" shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including,

                                       7

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

                  "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of such Grantor that gives the business a competitive advantage (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit; provided, that Trade Secrets shall not include any patient information.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Delaware or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

                  "UNITED STATES" shall mean the United States of America.

         1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

         2.1 GRANT OF SECURITY. Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Documents;

                  (d)      General Intangibles;

                                       8

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (e)      Goods;

                  (f)      Instruments;

                  (g)      Insurance;

                  (h)      Intellectual Property;

                  (i)      Investment Related Property;

                  (j)      Letter of Credit Rights;

                  (k)      Money;

                  (l)      Receivables and Receivable Records;

                  (m)      Commercial Tort Claims;

                  (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                  (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 hereof attach to, or the term "Collateral" be deemed to include, (a) any Excluded Property, Government Receivables, lease, Assignment Agreement, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if, and for so long as, the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such Government Receivable, Excluded Property Document, lease, Assigned Agreement or other license, contract, property rights or agreement or the violation of any applicable law (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Excluded Property, Government Receivables, lease, Assigned Agreement or other license, contract, property rights or agreement that does not result in any of the consequences specified in
(i) or (ii) above; or (b) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

         3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated

                                       9

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the "SECURED OBLIGATIONS").

         3.2 CONTINUING LIABILITY UNDER COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         4.1 GENERALLY. (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that:

                           (i) with respect to any Collateral in excess of $100,000 individually or $1,000,000 in the aggregate, it owns or has a leasehold interest in such Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of such Collateral and, as to all such Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral,

                           (ii) the Collateral granted by such Grantor is free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person;

                           (iii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number, to the extent issued by the jurisdiction of organization, and
         (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located;

                           (iv) the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

                           (v) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate

                                       10

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

                           (vi) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore (or contemporaneously herewith) been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

                           (vii)    with respect to each agreement identified on
         Schedule 4.1(D), it has indicated on Schedule 4.1(A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

                           (viii) upon the proper filing of all UCC financing statements naming each Grantor as debtor and the Collateral Agent as secured party and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and, to the extent not subject to Article 9 of the UCC, upon the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, and the registration of all unregistered Copyrights, and other filings delivered by each Grantor, and the delivery of an executed control agreement for each Concentration Account, Insurance Concentration Account and Collection Account listed in Items (a)(8)(A), (a)(8)(B) and
         (a)(8)(C), respectively of Schedule 4.4 hereof (as such schedule may be amended or supplemented from time to time) in accordance with Section
         4.4.4 hereof, the security interests granted to the Collateral Agent hereunder in the Collateral other than Deposit Accounts not listed on
         Schedule 4.4 hereof (as such schedule may be amended or supplemented from time to time), constitute valid and perfected first priority Liens (subject only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to Government Receivables) on all of the Collateral;

                           (ix) except for the filings contemplated by clause (viii) above and as otherwise indicated on Schedule 4.1(F), all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

                           (x) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements identified on Schedule 4.1(G) for which proper termination statements shall have been delivered to the Collateral Agent for filing within thirty (30) days of the Closing Date and (y) financing statements filed in connection with Permitted Liens;

                           (xi) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (viii) above and (B) as may be required, in

                                       11

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

                           (xii) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

                           (xiii) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC);

                           (xiv)    it does not own any "as extracted
         collateral" (as defined in the UCC) or any timber to be cut; and

                           (xv) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor's name on
         Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor's name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit, that:

                           (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

                           (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                           (iii) it shall not change such Grantor's name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business, chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules necessary to notify the Collateral Agent of changes, additions, dispositions or substitutions of the Collateral thereto, at least ten (10) Business Days prior to any such change, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office or jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby; and

                           (iv) it shall not take or permit any action which could materially impair the Collateral Agent's rights in the Collateral.

                                       12

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         4.2 EQUIPMENT AND INVENTORY. (a) Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that:

                           (i) all of the Equipment and Inventory included in the Collateral in excess of $300,000 individually or $2,000,000 in the aggregate, is and has been kept for the past five (5) years only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time) (whether or not listed under such Grantor's name); and

                           (ii) none of the Inventory or Equipment in excess of $500,000 in the aggregate is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) with respect to any Equipment, Inventory and any Documents evidencing any Equipment and Inventory in excess of $300,000 individually or $2,000,000 in the aggregate, it shall keep such Equipment, Inventory and any Documents evidencing any Equipment and Inventory at any location specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) (whether or not listed under such Grantor's name) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

                           (ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

                           (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;

                           (iv)     if any Equipment or Inventory is in
         possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

                           (v) with respect to any item of Equipment owned by such Grantor which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof (A) provide information with respect to any such Equipment in excess of $300,000 individually or $2,000,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other

                                       13

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

         4.3 RECEIVABLES. (a) Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that, no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with, Section 4.3(c).

                  (b) Covenants and Agreements: Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

                           (ii) it shall promptly transfer or cause to be transferred all funds arising from the collection of all Receivables
         (A) to a Deposit Account of any Grantor and (B) in any event, no later than two (2) Business Days after transfer to the account in (A) above, to a Concentration Account listed on Schedule 4.4(A)(8)(a) hereto (as such schedule may be amended or supplemented from time to time) or, upon the occurrence of and during the existence of an Event of Default at the direction of the Collateral Agent, to a Collection Account listed on Schedule 4.4(A)(8)(c) hereto (as such schedule may be amended or supplemented from time to time);

                           (iii) it shall perform in all material respects all of its obligations with respect to the Receivables as it deems appropriate or advisable in the exercise of its business judgment;

                           (iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof or (z) allow any credit or discount thereon;

                           (v) except as otherwise provided in this subsection, each Grantor shall continue to collect, or cause to be collected, all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, as it deems appropriate or advisable in the exercise of its business judgment, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or, during the existence of an Event of

                                       14

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         Default, the Collateral Agent may reasonably deem necessary or advisable. Notwithstanding the foregoing, during the existence of an Event of Default, the Collateral Agent shall have the right at any time to notify, or require any Grantor to notify (and if so, such Grantor shall so notify), any Account Debtor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done; provided, the Collateral Agent shall not take any of the actions set forth in this sentence if and to the extent that such action is prohibited under any federal or state law. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collection Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

                           (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

                  (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days after such Grantor acquires rights therein. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days after such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent.

         4.4      INVESTMENT RELATED PROPERTY.

                  4.4.1    INVESTMENT RELATED PROPERTY GENERALLY.

                  (a) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party from and after the date of this Agreement until the

                                       15

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) in the event it acquires rights in any Investment Related Property which has not otherwise been deposited or credited to an Investment Account subject to the Collateral Agent's "control" (within the meanings of Sections 8-106, 9-106 or 9-104, as applicable, of the UCC) in accordance with Section 4.4.4(c) herein after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules necessary to notify the Collateral Agent of such acquisitions thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

                           (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall take all commercially reasonable steps to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent). Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all payments of principal and interest; and

                           (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

                  (b)      Delivery and Control.

                           (i) Each Grantor agrees that (A) with respect to any Investment Related Property in which it currently has rights, it shall comply with the provisions of this 4.4.1(b) on or before the Closing Date or Credit Date and (B) with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account), it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor.

                                       16

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (c)      Voting and Distributions.

                           (i) So long as no Event of Default shall have occurred and be continuing:

         (1) except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor in writing that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect; and

         (2) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above.

                           (ii) Upon either delivery by any Grantor to Collateral Agent of written notice that an Event of Default has occurred and is continuing, or delivery by Collateral Agent or the Administrative Agent to Grantor of written notice that the Event of Default exists:

         (1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

         (2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6 for such purposes; and

         (3) if the Event of Default is duly waived or otherwise ceases to exist, then all such voting rights will automatically revert to the appropriate Grantor and the Collateral Agent shall so confirm in writing upon any Grantor's written request.

                  4.4.2    PLEDGED EQUITY INTERESTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that:

                           (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding

                                       17

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

                           (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests except as indicated on Schedule 4.4(A) (as such Schedule may be amended or supplemented from time to time);

                           (iii) except as indicated on Schedule 4.1(F) and without limiting the generality of Section 4.1(a)(viii), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable, and has not been obtained, in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

                           (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) without the prior written consent of the Collateral Agent, but subject to rights to merge, consolidate or dissolve any Grantor or any Subsidiary thereof, or to sell all or any part of the assets of any such Grantor or Subsidiary, as provided herein or in the Credit Agreement, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent's security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature other than to such Grantor or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt except to the extent in such Grantor's business judgment, such enforcement is not in such Grantor's best interest, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the

                                       18

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

                           (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests, other than obligations being contested in good faith or with respect to which Grantor believes in good faith that it has a set off claim and shall enforce all of its material rights with respect to any Investment Related Property except to the extent in Grantor's business judgment, such enforcement is not in Grantor's best interest; and

                           (iii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

                  4.4.3    PLEDGED DEBT

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and each Credit Date, that:

                           (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor that is evidenced by an Instrument and, to the best of such Grantor's knowledge, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) it shall notify the Collateral Agent of any default under any Pledged Debt (after the passage of any applicable grace or cure period) that has caused, either in any individual case or in the aggregate, a Material Adverse Effect; and

                           (ii) without the prior written consent of the Collateral Agent, it shall not agree to any amendment, restatement, supplement or other modification to, or waiver of the FC Promissory Note, the FC Asset Purchase Agreement or the FC Pledge and Security Agreement which would (a) reduce or forgive the principal amount of the FC Promissory Note (other than as a result of repayment at par), (b) change any dates upon which payments of principal or interest are due thereon, (c) make materially less strict any event of default (or amend, modify or supplement the definition thereof) or condition to an event of default with respect thereto, (d) change the redemption, prepayment or defeasance provisions thereof in a manner materially adverse to Lenders, (e) change the manner of payment (other than the account to which such payments are made), (f) materially decrease the obligations of purchaser with respect to the FC Asset Purchase Agreement or the obligor with respect to the FC Promissory Note or the grantor with respect to the FC Pledge and Security Agreement, (g) release all or any material portion of

                                       19

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         the Collateral Support for the FC Promissory Note granted under the FC Pledge and Security Agreement or (h) increase the maximum aggregate indemnification limits or alter the terms of indemnification specified in the FC Asset Purchase Agreement.

                  4.4.4    INVESTMENT ACCOUNTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and each Credit Date, that:

                           (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each Securities Account and Commodities Account opposite its name, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

                           (ii)     Schedules 4.4(A)(8)(a) and 4.4(A)(8)(b)
         hereto (as such schedules may be amended or supplemented from time to time) set forth under the headings "Deposit Accounts: Concentration Accounts" and "Deposit Accounts: Insurance Concentration Accounts" all of the Concentration Accounts and Insurance Concentration Accounts referred to in Schedule 4.29 and Section 5.5(e) of the Credit Agreement, respectively, and Schedule 4.4(A)(8)(c) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Deposit Accounts: Collection Account," such other Deposit Accounts not listed in Schedule 4.4(A)(8)(a) or 4.4(A)(8)(b) in which each Grantor has an interest. Each Grantor is the sole account holder of each Deposit Account listed on Schedule 4.4(A)(8) opposite its name and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

                           (iii)    Except as otherwise in compliance with
         Section 5.17(g) of the Credit Agreement, each Grantor has taken all actions necessary, including those specified in Section 4.4.4(b) to:
         (a) establish the Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 or 9-104, as applicable, of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts (other than Securities Accounts with outstanding fair market value or balance no greater than $100,000 in the aggregate at any time for all Grantors (the "De Minimis Securities Accounts")), Securities Entitlements (other than Securities Entitlements with outstanding fair market value no greater than $100,000 in the aggregate at any time for all Grantors with respect to which is credited to a De Minimis Securities Account (the "De Minimis Securities Entitlements")), Concentration Accounts, Insurance Concentration Accounts, Collection Accounts or Commodities Accounts; and (b) to deliver all Instruments evidencing Pledged Debt to the Collateral Agent.

                  (b) Covenants and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                                       20

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                           (i)      it shall not close or terminate any
         Concentration Account, Insurance Concentration Account or Collection Account without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c); and

                           (ii) it shall transfer any and all funds or Securities Entitlements held in or credited to any De Minimis Securities Account with an outstanding fair market value or balance in excess of $50,000 in the aggregate for all Grantors to an Investment Account under the "control" of the Collateral Agent (within the meaning of 8-106 and 9-106 or 9-104, as applicable of the UCC) in accordance with the provisions of Section 4.4.4(c).

                  (c)      Delivery and Control

                           (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.4(c) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.4(c) immediately upon acquiring rights therein. With respect to any Investment Related Property consisting of Securities Accounts (other than De Minimis Securities Accounts), Securities Entitlements (other than De Minimis Securities Entitlements), Concentration Accounts, Insurance Concentration Accounts or Collection Accounts, except as otherwise in compliance with Section 5.17(g) of the Credit Agreement, it shall cause the securities intermediary or depositary institution, as the case may be, maintaining such Securities Account, Securities Entitlement, Concentration Accounts, Government Receivables Concentration Accounts or Collection Accounts to enter into an agreement substantially in the form of Exhibit C hereto, or otherwise in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" or "instructions", as the case may be, without further consent by such Grantor. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts (other than De Minimis Securities Accounts), Securities Entitlements (other than De Minimis Securities Entitlements), Concentration Accounts, Insurance Concentration Accounts or Collection Accounts that exist on the Credit Date, as of or prior to the Credit Date, except as otherwise in compliance with Section 5.17(g) of the Credit Agreement and (ii) any Securities Accounts (other than De Minimis Securities Accounts), Securities Entitlements (other than De Minimis Securities Entitlements), Concentration Accounts, Insurance Concentration Accounts or Collection Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts, Concentration Accounts, Government Receivables Concentration Accounts or Collection Accounts.

         In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions as reasonably requested by the Collateral Agent, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of and during the continuation of an Event of Default, the Collateral Agent shall have the right,

                                       21

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.

         4.5      MATERIAL CONTRACTS.

                  (a) Covenants and Agreements. Each Grantor hereby covenants and agrees from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i)      After the occurrence and during the
         continuance of an Event of Default, each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

                           (ii) each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after
         (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 4.5(a)(ii)), and an explanation of any actions being taken with respect thereto;

                           (iii) it shall perform in all material respects all of its obligations with respect to the Material Contracts as it deems appropriate or advisable in the exercise of its business judgment;

                           (iv) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support to the extent such Grantor determines in the exercise of its business judgment that such enforcement is in its best interests, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;

                           (v) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract, in accordance with the terms of such Material Contract; and

                           (vi) with respect to any Material Contract (other than any agreement, contract license to which any Governmental Authority is a counterparty) that prevents the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise) (any such agreement, contract or license, a "NON-ASSIGNABLE CONTRACT"), each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty
         (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to the Collateral Agent and use its commercially reasonable best efforts to obtain such consent as soon as practicable thereafter.

                                       22

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         4.6 LETTER OF CREDIT RIGHTS. Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that:

                           (i) all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

                           (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that with respect to any material letter of credit hereafter arising it shall use its commercially reasonable best efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules necessary to notify the Collateral Agent of such additional material letter of credit thereto; provided, however, that the aggregate amount of Outstanding Letters of Credit with respect to which the consent of the issuer has not been obtained shall not exceed $2,500,000 at any time.

         4.7      INTELLECTUAL PROPERTY.

                  (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that:

                           (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all material United States, state and foreign registrations of and applications for Patents, Trademarks and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of Grantors, taken as a whole;

                           (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property set forth on Schedule 4.7 (as such schedule may be amended or supplemented from time to time) and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, except for Permitted Liens and the agreements set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

                           (iii) all Intellectual Property material to the business of Grantors, taken as a whole, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect;

                           (iv) all Intellectual Property material to the business of Grantors, taken as a whole, is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such

                                       23

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened;

                           (v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by any Grantor to any affiliate or third party that is not a Grantor hereunder, except as disclosed in
         Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

                           (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of Grantors, taken as a whole;

                           (vii) each Grantor uses commercially reasonably efforts to provide adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all commercially reasonable action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;

                           (viii) to each Grantor's knowledge, the conduct of such Grantor's business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

                           (ix) to the best of each Grantor's knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

                           (x) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor's rights to own or use any Intellectual Property; and

                           (xi) except with regard to Permitted Liens, each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that:

                           (i) it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantors, taken as a whole, may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

                                       24

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                           (ii) it shall not, with respect to any Trademarks which are material to the business of Grantors, taken as a whole, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all commercially reasonable steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

                           (iii) it shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantors, taken as a whole, apply to register the Copyright in the United States Copyright Office in accordance with such Grantor's past practice;

                           (iv) it shall promptly notify the Collateral Agent if it knows, has reason to know, or reasonably believes that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court;

                           (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to the business of Grantors, taken as a whole, which is now or shall become included in the Intellectual Property (except for such works with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

                           (vi) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

                           (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

                           (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document (including, without limitation, a Grant of Trademark Security Interest in the form of Exhibit E hereto or a Grant of Copyright Security Interest in the form of Exhibit F hereto) required to acknowledge, confirm, register, record, or

                                       25

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
         perfect the Collateral Agent's interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

                           (ix) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property material to the business of Grantors, taken as a whole, except for Permitted Liens and the Lien created by and under this Security Agreement and the other Credit Documents;

                           (x)      it shall hereafter use commercially
         reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property that is material to the business of the Grantors, taken as a whole, acquired under such contracts;

                           (xi) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets that is material to the business of Grantors, taken as a whole, including, without limitation, restricting access to trade secret information and documents;

                           (xii) it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

                           (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and during an Event of Default, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor or, during an Event of Default, the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time during an Event of Default, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

         4.8      COMMERCIAL TORT CLAIMS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $100,000 individually or $1,000,000 in the aggregate; and

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that from and after the date of this Agreement until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit that with respect to any Commercial Tort Claim in excess of $100,000 individually or $1,000,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

                                       26

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL
           GRANTORS.

         5.1 ACCESS; RIGHT OF INSPECTION. Each Grantor will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by the Collateral Agent to visit and inspect any of the properties of any Grantor and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested, provided that all visits to and inspections shall be conducted in a manner calculated to minimize any disruption to the Grantors' operations and consistent with the confidentiality provision set forth in Section 10.17 of the Credit Agreement. The provisions of this Section 5.1 shall be further subject to the provisions of Section 5.6 of the Credit Agreement.

         5.2 FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

                           (i) authorize the Collateral Agent to file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

                           (ii) take all actions reasonably requested by the Collateral Agent as being necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State and the foreign counterparts on any of the foregoing;

                           (iii) at any reasonable time, upon request by the Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent subject to the provisions of Section 5.1 above; and

                           (iv) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter

                                       27

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
acquired." Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

         5.3 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons shall, in accordance with the Credit Agreement, become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

         6.1 POWER OF ATTORNEY.Each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

                  (a) upon the occurrence and during the continuance of any Event of Default, in consultation with the applicable Grantor(s) in order to ensure the validity, perfection and priority of the Collateral Agent and any other rights of the Collateral Agent over the Collateral, to obtain and adjust insurance relating to the Collateral required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement, and not so maintained or paid;

                  (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

                  (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

                                       28

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (e) to prepare and file any UCC financing statements relating to the Collateral against such Grantor as debtor;

                  (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

                  (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

                  (h) subject to any Requirement of Law, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, upon three (3) Business Days notice to such Grantor, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         6.2 NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES.The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive or direct as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         6.3 RATIFICATION. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. SECTION 7. REMEDIES.

         7.1      GENERALLY.

                  (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                           (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

                                       29

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                           (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, subject to any Requirement of Law;

                           (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

                           (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

                  (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent any portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable and documented fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

                  (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the

                                       30

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

                  (d) If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.

                  (e) The Collateral Agent shall have no obligation to marshal any of the Collateral.

         7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the order of priority set forth in
Section 9.10 of the Credit Agreement.

         7.3      INVESTMENT RELATED PROPERTY.

                  (a) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (b) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

         7.4      INTELLECTUAL PROPERTY.

                  (a) Anything contained herein to the contrary notwithstanding, except as otherwise set forth in Section 2.2, upon the occurrence and during the continuation of an Event of Default:

                                       31

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                           (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be reasonably necessary to prevent such infringement;

                           (ii) if the Secured Obligations shall have become immediately due and payable, upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent an absolute assignment of all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement subject to the limitation set forth in Section 2.2 herein;

                           (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

                           (iv) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

         (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.2 hereof; and

         (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and

                                       32

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
payable or the acceleration of any Secured Obligations shall have been duly rescinded, then, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

                  (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

         7.5 CASH PROCEEDS. If an Event of Default shall have occurred and be continuing, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, "Cash Proceeds") shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii) above or Section 2.14(a) of the Credit Agreement, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured).

SECTION 8. COLLATERAL AGENT.

         The Collateral Agent has been appointed to act as Collateral Agent by the Lenders under the Credit Agreement and by their acceptance of the benefits hereof, by the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, to grant or refuses to grant any consent and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with the provisions of this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of all Secured Parties in accordance with the terms of this Section. The Collateral Agent may resign or be removed and a successor Collateral Agent may be appointed, all in accordance with Section 9.7 of the Credit Agreement.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

                                       33

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns, for the benefit and on behalf of the Secured Parties. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person subject to and in compliance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all Outstanding Letters of Credit, the security interest and Liens granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

         The powers conferred on the Collateral Agent hereunder are solely to protect its interest, for the benefit and on behalf of the Secured Parties, in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11. MISCELLANEOUS.

         Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors

                                       34

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION
and assigns. No Grantor shall assign any right, duty or obligation hereunder except as otherwise permitted under and in accordance with the Credit Agreement, and any such assignment shall be null and void. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 2708 OF TITLE 6 OF THE DELAWARE
CODE).

                                       35

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:                      MARINER HEALTH CARE, INC.

                               By: _____________________________________________
                                      Name:  Boyd P. Gentry
                                      Title: Senior Vice President and Treasurer

                                  MARINER HEALTH CENTRAL, INC.

                               By: _____________________________________________
                                      Name:  Boyd P. Gentry
                                      Title: President and Treasurer

                               EACH OTHER GRANTOR LISTED ON
                               SCHEDULE A HERETO

                               By: _____________________________________________
                                      Name:  Boyd P. Gentry
                                      Title: Vice President and Treasurer

                                       36

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

COLLATERAL AGENT:              CANADIAN IMPERIAL BANK OF COMMERCE,
                               as the Collateral Agent

                               By: _____________________________________________
                                      Name:
                                      Title:

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                      SCHEDULE A

                                LIST OF GRANTORS

AMERICAN MEDICAL INSURANCE BILLING SERVICES, INC.
AMERRA PROPERTIES, INC.
APS PHARMACY MANAGEMENT, INC.
BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC.
BRIAN CENTER NURSING CARE/AUSTELL, INC.
BRIDE BROOK NURSING & REHABILITATION CENTER, INC.
COMPASS PHARMACY SERVICES OF TEXAS, INC.
CORNERSTONE HEALTH MANAGEMENT COMPANY
DEVCON HOLDING COMPANY
EH ACQUISITION CORP. III
GCI HEALTH CARE CENTERS, INC.
GCI REHAB, INC.
GCI-WISCONSIN PROPERTIES, INC.
GRANCARE HOME HEALTH SERVICES, INC.
GRANCARE OF MICHIGAN, INC.
GRANCARE SOUTH CAROLINA, INC.
GRANCARE, LLC
HERITAGE OF LOUISIANA, INC.
IHS REHAB PARTNERSHIP, LTD.
LCR, INC.
LIVING CENTERS-EAST, INC.
LIVING CENTERS LTCP DEVELOPMENT COMPANY
LIVING CENTERS OF TEXAS, INC.
LIVING CENTERS-ROCKY MOUNTAIN, INC.
LIVING CENTERS-SOUTHEAST, INC.
LONG RIDGE NURSING AND REHABILITATION CENTER, INC.
LONGWOOD REHABILITATION CENTER, INC.
MARINER HEALTH AT BONIFAY, INC.
MARINER HEALTH CARE MANAGEMENT COMPANY
MARINER HEALTH MASSACHUSETTS SHELF CORPORATION
MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
MARINER HEALTH CARE OF DELAND, INC.
MARINER HEALTH CARE OF GREATER LAUREL, INC.
MARINER HEALTH CARE OF INVERNESS, INC.
MARINER HEALTH CARE OF LAKE WORTH, INC.
MARINER HEALTH CARE OF MACCLENNY, INC.
MARINER HEALTH CARE OF METROWEST, INC.
MARINER HEALTH CARE OF NASHVILLE, INC.
MARINER HEALTH CARE OF NORTH HILLS, INC.
MARINER HEALTH CARE OF ORANGE CITY, INC.
MARINER HEALTH CARE OF PALM CITY, INC.
MARINER HEALTH CARE OF PINELLAS POINT, INC.
MARINER HEALTH CARE OF PORT ORANGE, INC.
MARINER HEALTH CARE OF SOUTHERN CONNECTICUT, INC.
MARINER HEALTH CARE OF TOLEDO, INC.

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

MARINER HEALTH CARE OF TUSKAWILLA, INC.
MARINER HEALTH CARE OF WEST HILLS, INC.
MARINER HEALTH CENTRAL, INC.
MARINER HEALTH OF FLORIDA, INC.
MARINER HEALTH OF JACKSONVILLE, INC.
MARINER HEALTH OF MARYLAND, INC.
MARINER HEALTH OF ORLANDO, INC.
MARINER HEALTH OF PALMETTO, INC.
MARINER HEALTH OF TAMPA, INC.
MARINER HEALTH PROPERTIES IV, LTD.
MARINER MEDICAL SUPPLY, INC. (F/K/A AMERICAN PHARMACEUTICAL SERVICES, INC.) MARINERSELECT STAFFING SOLUTIONS, INC.
MEDREHAB OF LOUISIANA, INC.
MERRIMACK VALLEY NURSING & REHABILITATION CENTER, INC.
METHUEN NURSING & REHABILITATION CENTER, INC.
MHC CONSOLIDATING CORPORATION
MHC FLORIDA HOLDING COMPANY
MHC GULF COAST HOLDING COMPANY
MHC HOLDING COMPANY
MHC MIDAMERICA HOLDING COMPANY
MHC MIDATLANTIC HOLDING COMPANY
MHC NORTHEAST HOLDING COMPANY
MHC RECRUITING COMPANY
MHC REHAB CORP.
MHC ROCKY MOUNTAIN HOLDING COMPANY
MHC TEXAS HOLDING COMPANY, LLC
MHC WEST HOLDING COMPANY
MHC/CSI FLORIDA, INC.
MHC/LCA FLORIDA, INC.
MYSTIC NURSING & REHABILITATION CENTER, INC.
NAN-DAN CORP.
NATIONAL HEALTH STRATEGIES, INC.
NATIONAL HERITAGE REALTY, INC.
MHC ILLINOIS, INC.
PHCMI HOLDING COMPANY, LLC
PENDLETON NURSING & REHABILITATION CENTER, INC.
PINNACLE CARE CORPORATION OF HUNTINGTON
PINNACLE CARE CORPORATION OF NASHVILLE
PINNACLE CARE CORPORATION OF WILMINGTON
PRISM CARE CENTERS, INC.
PRISM HEALTH GROUP, INC.
PRISM HOME CARE, INC.
PRISM HOME CARE COMPANY, INC.
PRISM HOME HEALTH SERVICES, INC.
PRISM HOSPITAL VENTURES, INC.
PRISM REHAB SYSTEMS, INC.
PROFESSIONAL RX SYSTEMS, INC.
REHABILITY HEALTH SERVICES, INC.
RENAISSANCE MENTAL HEALTH CENTER, INC.
SASSAQUIN NURSING & REHABILITATION CENTER, INC.

                                       2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP
SUMMIT MEDICAL HOLDINGS, LTD.
SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND REHABILITATION, INC.
SUMMIT INSTITUTE OF AUSTIN, INC.
SUMMIT MEDICAL MANAGEMENT, INC.
TAMPA MEDICAL ASSOCIATES, INC.
TRI-STATE HEALTH CARE, INC.

                                       3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 1.1

                          EXCLUDED SUBSIDIARY INTERESTS

Name of Entity

                                 SCHEDULE 4.1-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

                               GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                    Chief Executive
                                                  Office/Sole Place of
                                                      Business (or
Full Legal        Type of      Jurisdiction of     Residence if Grantor
   Name        Organization      Organization      is a Natural Person)        Organization I.D.#
----------     ------------    ---------------    ---------------------        ------------------

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor                Description of Agreement
---------------                ------------------------

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Full Legal Name                Trade Name or Fictitious Business Name
---------------                --------------------------------------

(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor                Date of Change        Description of Change
---------------                --------------        ---------------------

(E)      Initial Financing Statements:

Name of Grantor                Filing Jurisdiction(s)
---------------

                                 SCHEDULE 4.1-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

(F)      Consents:

(G)      Existing Financing Statements:

                                 SCHEDULE 4.7-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor            Location of Equipment and Inventory
---------------            -----------------------------------

                                 SCHEDULE 4.2-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

                           INVESTMENT RELATED PROPERTY

(A)(1)   Pledged Stock:

---------------------------------------------------------------------------------------------------------------
                                                                                                      % OF
                                                            STOCK                   NO. OF         OUTSTANDING
            STOCK         CLASS OF    CERTIFICATED       CERTIFICATE.     PAR      PLEDGED         STOCK OF THE
GRANTOR     ISSUER         STOCK         (Y/N)                NO         VALUE      STOCK          STOCK ISSUER
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

(2)      Pledged LLC Interests:

---------------------------------------------------------------------------------------------------------------
                                                                                                        % OF
                                                                                                     OUTSTANDING
                                                                                                    LLC INTERESTS
            LIMITED                                                                                 OF THE LIMITED
           LIABILITY            CERTIFICATED           CERTIFICATE         NO. OF PLEDGED             LIABILITY
GRANTOR     COMPANY                (Y/N)               NO. (IF ANY)            UNITS                   COMPANY
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

(3)      Pledged Partnership Interests:

---------------------------------------------------------------------------------------------------------------
                                  TYPE OF                                                           % OF
                                PARTNERSHIP                                                      OUTSTANDING
                               INTERESTS (E.G.,                                                   PARTNERSHIP
                                 GENERAL OR            CERTIFICATED      CERTIFICATE NO.       INTERESTS OF THE
GRANTOR      PARTNERSHIP          LIMITED)                (Y/N)            (IF ANY)              PARTNERSHIP
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

(4)      Pledged Trust Interests:

---------------------------------------------------------------------------------------------------------------
                                CLASS                                                       % OF OUTSTANDING
                               OF TRUST          CERTIFICATED     CERTIFICATE NO.        TRUST INTERESTS OF THE
GRANTOR         TRUST          INTERESTS            (Y/N)            (IF ANY)                      TRUST
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 4.4-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

(5)      Pledged Debt:

---------------------------------------------------------------------------------------------------------------
                           ORIGINAL PRINCIPAL         OUTSTANDING
GRANTOR        ISSUER            AMOUNT            PRINCIPAL BALANCE         ISSUE DATE           MATURITY DATE
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

(6)      Securities Account:

---------------------------------------------------------------------------------------------------------------
                        SHARE OF SECURITIES
GRANTOR                     INTERMEDIARY                ACCOUNT NUMBER                             ACCOUNT NAME
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

(7)      Commodities Accounts:

---------------------------------------------------------------------------------------------------------------
                            NAME OF
                          COMMODITIES
GRANTOR                   INTERMEDIARY                  ACCOUNT NUMBER                             ACCOUNT NAME
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

(8)      (a) Deposit Accounts: Concentration Account

---------------------------------------------------------------------------------------------------------------
                        NAME OF DEPOSITARY
GRANTOR                        BANK                     ACCOUNT NUMBER                             ACCOUNT NAME
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

         (b) Deposit Accounts: Insurance Concentration Account

---------------------------------------------------------------------------------------------------------------
                        NAME OF DEPOSITARY
GRANTOR                        BANK                     ACCOUNT NUMBER                             ACCOUNT NAME
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

         (c) Deposit Accounts: Collection Account

---------------------------------------------------------------------------------------------------------------
                        NAME OF DEPOSITARY
GRANTOR                        BANK                     ACCOUNT NUMBER                             ACCOUNT NAME
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 4.4-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor                                 Description of Letters of Credit
---------------                                 --------------------------------

                                 SCHEDULE 4.6-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

(A)      Copyrights

(B)      Copyright Licenses

(C)      Patents

(D)      Patent Licenses

(E)      Trademarks

(F)      Trademark Licenses

(G)      Trade Secret Licenses

(H)      Intellectual Property Matters

                                 SCHEDULE 4.7-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                    SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor                                 Commercial Tort Claims
---------------                                 ----------------------

                                 SCHEDULE 4.8-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [MM/DD/YY], is delivered pursuant to the Pledge and Security Agreement, dated as of [MM/DD/YY] (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AGREEMENT"), among [NAME OF COMPANY], the other Grantors named therein, and CANADIAN IMPERIAL BANK OF COMMERCE, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                           [NAME OF GRANTOR]

                                           By: _______________________________
                                           Name:
                                           Title:

                                   EXHIBIT A-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   EXHIBIT A-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                              SUPPLEMENT TO SCHEDULE 1.1
                                                TO PLEDGE AND SECURITY AGREEMENT

                          EXCLUDED SUBSIDIARY INTERESTS

Name of Entity:

                                   EXHIBIT 1.1

434560.08-New York Server 3A

                                           SUPPLEMENT TO SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                                         Chief Executive
                                                                      Office/Sole Place of
                                                                          Business (or
                                           Jurisdiction of             Residence if Grantor
Full Legal Name    Type of Organization     Organization              is a Natural of Person)            Organization I.D.#
---------------    --------------------    ---------------            -----------------------            ------------------

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor                            Description of Agreement
---------------                            ------------------------

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Full Legal Name                        Trade Name or Fictitious Business Name
---------------                        --------------------------------------

(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor              Date of Change      Description of Change
---------------              --------------      ---------------------

(E)      Initial Financing Statements:

                                   EXHIBIT 1.2

434560.08-New York Server 3A

            Name of Grantor                Filing Jurisdiction(s)
            ---------------                ----------------------
(F)      Consents:

(G)      Existing Financing Statements:

                                   EXHIBIT 1.3

434560.08-New York Server 3A

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                            Location of Equipment and Inventory
---------------                            -----------------------------------

                                   EXHIBIT 1.4

434560.08-New York Server 3A

                                                      SUPPLEMENT TO SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

                                   EXHIBIT 1.5

434560.08-New York Server 3A

                                                      SUPPLEMENT TO SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                            Description of Letters of Credit
---------------                            --------------------------------

                                   EXHIBIT 1.6

434560.08-New York Server 3A

                                                      SUPPLEMENT TO SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)      Copyrights

(B)      Copyright Licenses

(C)      Patents

(D)      Patent Licenses

(E)      Trademarks

(F)      Trademark Licenses

(G)      Trade Secret Licenses

                                          (H)      Intellectual Property Matters

                                   EXHIBIT 1.7

434560.08-New York Server 3A

                                                      SUPPLEMENT TO SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                            Commercial Tort Claims
---------------                            ----------------------

                                   EXHIBIT 1.8

434560.08-New York Server 3A

                                                                       EXHIBIT B
                                                TO PLEDGE AND SECURITY AGREEMENT

                   UNCERTIFICATED SECURITIES CONTROL AGREEMENT

         This Uncertificated Securities Control Agreement dated as of _________, 200_ among ________________ (the "PLEDGOR"), CANADIAN IMPERIAL BANK OF COMMERCE, as Collateral Agent for the Secured Parties, (the "COLLATERAL AGENT") and ____________, a ________corporation (the "ISSUER"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of December 19, 2003 among the Pledgor, the other Grantors party thereto and the Collateral Agent (the "SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1. REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "PLEDGED SHARES") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

         SECTION 2. INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

         SECTION 3. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Agent:

         (a) It has not entered into, and until the termination of the this Agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

         (b) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

         (c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

         (d) This Agreement is the valid and legally binding obligation of the Issuer.

         SECTION 4. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of [New York].

         SECTION 5. CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any

                                  Exhibit B-1

434560.08-New York Server 3A
right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

         SECTION 6. VOTING RIGHTS. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged

Shares.

         SECTION 7. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

         SECTION 8. INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

         SECTION 9. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

         Pledgor:                          [INSERT ADDRESS]
                                           Attention:
                                           Telecopier:

         Collateral Agent:                 [INSERT ADDRESS]
                                           Attention:
                                           Telecopier:

         Issuer:                           [INSERT ADDRESS]
                                           Attention:
                                           Telecopier:

         Any party may change its address for notices in the manner set forth above.

         SECTION 10. TERMINATION. The obligations of the Issuer to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent's security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

                                  Exhibit B-2

434560.08-New York Server 3A

         SECTION 11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                           [NAME OF PLEDGOR]

                                           By: _________________________________
                                           Name:
                                           Title:

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                             as Collateral Agent

                                           By: _________________________________
                                           Name:
                                           Title:

                                           [NAME OF ISSUER]

                                           By: _________________________________
                                           Name:
                                           Title:

                                  Exhibit B-3

434560.08-New York Server 3A

                                                                       Exhibit A

                        [Letterhead of Collateral Agent]

                                     [Date]

[Name and Address of Issuer]

Attention: ______________

                      Re: Termination of Control Agreement

         You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.

         You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

                                           Very truly yours,

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                             as Collateral Agent

                                           By: _________________________________
                                           Name:
                                           Title:

                                  Exhibit A-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       EXHIBIT C
                                                TO PLEDGE AND SECURITY AGREEMENT

                  FORM OF COLLATERAL ACCOUNT CONTROL AGREEMENT

                  This Collateral Account Control Agreement dated as of __________, 200[ ] among ________________ (the "Debtor"), CANADIAN IMPERIAL BANK
OF COMMERCE, as Collateral Agent for the Secured Parties (the "COLLATERAL AGENT") and ____________ in its capacity as a "securities intermediary" (as defined in Section 8-102 of the UCC and a "bank" as defined in Section 9-102 of the UCC (in such capacities, the "Financial Institution"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of December 19, 2003 between the Debtor, the other grantors therein and the Collateral Agent (the "Security Agreement"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

1. ESTABLISHMENT OF COLLATERAL ACCOUNTS. The Financial Institution hereby confirms and agrees that:

         (a) The Financial Institution has established the following accounts:

                  (i) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account");

                  (ii) the "[identify exact title of account]" with account number [identify account number] in the name "[identify exact title of account]" in the name of "[identify name of account holder]" (the "_____ Account"); and

                  (iii) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account").

Each such account and any successor account, being referred to herein individually as a "Pledged Account" and collectively as the "Pledged Accounts." The Financial Institution shall not change the name or account number of any Pledged Account without the prior written consent of the Secured Party(i);

         (b) Each of the Pledged Accounts are either a "securities account" (as defined in Section 8-501 of the UCC) or a "deposit account" as defined in Section 9-102(a)(29) of the UCC). The Financial Intermediary acknowledges and agrees that the ____ Account[s] are intended to be deposit accounts and the _________ Account[s] are intended to be securities accounts. Notwithstanding such intention, as used herein "Deposit Account" shall mean any Pledged Account which is determined to be a "deposit account" (within the meaning of Section 9-102(a)(29) of the UCC) and "Securities Account" shall mean any Pledged Account which is determined to be a "securities account" (within the meaning of Section 8-501 of the UCC).

                                  Exhibit C-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         (c) All securities or other property underlying any financial assets credited to any Securities Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution and in no case will any financial asset credited to any Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank.

         (d) All property delivered to the Financial Institution pursuant to the Security Agreement will be promptly credited to one of the Pledged Accounts.

2. "FINANCIAL ASSETS" ELECTION. The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Pledged Account that is a Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

3. CONTROL OF THE PLEDGED ACCOUNTS. If at any time the Financial Institution shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to a Pledged Account or any instruction originated by the Collateral Agent directing the disposition of funds in a Pledged Account, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Debtor or any other person.

4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any security entitlement or cash credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets, money and other items credited to any Pledged Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the respective Pledged Account and
         (ii) the face amount of any checks which have been credited to such Pledged Account but are subsequently returned unpaid because of uncollected or insufficient funds).

5. CHOICE OF LAW. This Agreement shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of the UCC and Section 8-110 of the UCC). For the purposes of this Agreement, the Pledged Accounts shall be governed by the laws of the State of New York.

6.       CONFLICT WITH OTHER AGREEMENTS.

         (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

                                  Exhibit C-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

         (c)      The Financial Institution hereby confirms and agrees that:

                  (i) Other than this Agreement, there are no other agreements entered into between the Financial Institution and the Debtor with respect to any Pledged Account [EXCEPT FOR [IDENTIFY OTHER AGREEMENTS] (THE "ACCOUNT AGREEMENTS")];

                  (ii) It has not entered into, and until the termination of the this Agreement will not enter into, any agreement with any other person relating the Pledged Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person; and

                  (iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

7. ADVERSE CLAIMS. Except for the claims and interest of the Collateral Agent and of the Debtor in the Pledged Accounts, the Financial Institution does not know of any lien on or claim to, or interest in, any Pledged Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.

8. MAINTENANCE OF ACCOUNTS. In addition to, and not in lieu of, the obligation of the Financial Institution to honor entitlement orders and instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Pledged Accounts as follows:

         (a) Notice of Sole Control. If at any time the Collateral Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Pledged Accounts solely from the Collateral Agent and shall not comply with instructions or entitlement orders of any other person.

         (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning (i) any Securities Account and/or any financial assets credited thereto and (ii) any Deposit Account, simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.

                                  Exhibit C-3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         (c) Tax Reporting. All items of income, gain, expense and loss recognized in any Securities Account and all interest, if any, relating to any Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

         (d) Voting Rights. Until such time as the Financial Institution receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Pledged Accounts.

         (e) Permitted Investments. Until such time as the Financial Institution receives a Notice of Sole Control signed by the Collateral Agent, the Debtor shall direct the Financial Institution with respect to the selection of investments to be made for any Pledged Account that is a securities account.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:

         (a) The Pledged Accounts have each been established as set forth in Section 1 and such Pledged Accounts will be maintained in the manner set forth herein until termination of this Agreement; and

         (b) This Agreement is the valid and legally binding obligations of the Financial Institution.

10. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

12. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                                  Exhibit C-4

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         Debtor:

         Collateral Agent:

         Financial Institution:

                  Any party may change its address for notices in the manner set forth above.

13. TERMINATION. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in each of the Pledged Accounts have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent's security interest in the Pledged Accounts pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Pledged Accounts or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Pledged Accounts.

                                  Exhibit C-5

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                           [NAME OF DEBTOR]

                                           By: _________________________________
                                               Title:

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as Collateral Agent

                                           By: _________________________________
                                               Title:

                                           [NAME OF INSTITUTION SERVING AS
                                           FINANCIAL INSTITUTION]

                                           By:
                                               Name:
                                               Title:

                                  Exhibit C-6

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       Exhibit A

                        [Letterhead of Collateral Agent]

                                           [Date]

[Name and Address of Financial Institution]

Attention: __________________

                          Re: Notice of Sole Control

Ladies and Gentlemen:

                  As referenced in the Collateral Account Control Agreement, dated _______, 200_, among [insert name of the Debtor], you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over each of the Pledged Accounts and all financial assets or funds credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders or instructions with respect to the Pledged Accounts or the financial assets or funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of the Debtor].

                                               Very truly yours,

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                               as Collateral Agent

                                               By: _____________________________
                                                   Name:
                                                   Title:

cc: [Name of Debtor]

                                  Exhibit C-A-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                  Exhibit C-B-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       Exhibit C

                        [Letterhead of Collateral Agent]

                                           [Date]

[Name and Address of Financial Institution]

Attention: ________________

                           Re: Termination of Collateral Account
                               Control Agreement

                  You are hereby notified that the Collateral Account Control Agreement between you, [THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) from [THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account(s), however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE DEBTOR] pursuant to any other agreement.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Debtor].

                                               Very truly yours,
                                               CANADIAN IMPERIAL BANK OF
                                               COMMERCE,
                                               as Collateral Agent

                                         By: ___________________________________
                                             Name:
                                             Title:

cc: [Name of Debtor]

                                  Exhibit C-C-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       EXHIBIT D
                                                TO PLEDGE AND SECURITY AGREEMENT

               FORM OF PERSONAL PROPERTY SECURITY INTEREST OPINION

                                           [INSERT DATE]

[INSERT FULL NAME AND ADDRESS OF THE COLLATERAL AGENT]

                           RE: MARINER HEALTH CARE, INC.

Ladies and Gentlemen:

                  We have acted as special counsel to Mariner Health Care, Inc., a Delaware corporation (the "Borrower"), each of the Borrower's subsidiaries listed on Schedule 1 hereto (each of the Borrower and such other loan parties, a "Grantor" and, collectively, the "Grantors"), in connection with the preparation, execution and delivery of the Pledge and Security Agreement, dated [the date hereof] (the "Security Agreement"), between each of the Grantors and Canadian Imperial Bank of Commerce, as [Collateral Agent] for the [Secured Parties] (as defined in the Security Agreement) (the "Collateral Agent"). This opinion is being delivered pursuant to Section [ ] of the Security Agreement.

                  In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Grantors and their officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                  In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

                  (a) the Security Agreement;

(b) [ the letter, dated [INSERT DATE] from each Grantor to the Collateral Agent authorizing the filing of UCC financing statements (the "Authorization Letter");]

                  (c) an acknowledgment copy of a financing statement bearing file date _____ and file number _____ [ALTERNATIVELY: an unfiled copy of a financing statement] [ALTERNATIVELY: a print out of a confirmation of an electronic data transmission of financing statement information, bearing file date_____ and file number_____] identifying the name of each Grantor listed on
Schedule 2 hereto, as debtor and "Canadian Imperial Bank of

                                  Exhibit D-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

Commerce, as Collateral Agent", as secured party, which was filed
[ALTERNATIVELY: we understand will be filed within ten (10) days of the transfer of the security interest] in the filing office identified opposite each Grantor's name on Schedule 2 hereto (such filing office(s), the "Filing Office(s)" and such financing statement, the "Financing Statement(s)");

                  (d) the account agreement dated as of ________ between [IDENTIFY NAME OF APPLICABLE GRANTOR] and the Financial Institution pursuant to which the Pledged Account (as such terms are defined below) was established;

                  (e) a certified copy of the organization document identified on Schedule 3 hereto as to each Grantor's existence in such state (the "Secretary of State Certificates"); and

                  (f) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                  Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Security Agreement. As used herein:

                  (i) "UCC" means (a) the New York UCC, (b) the Filing State UCC, and (c) the [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION AS IDENTIFIED IN (VIII) BELOW] UCC (in each case as such term is defined below), as applicable.

                  (ii) "UCC Collateral" means the Collateral (as such term is defined in the Security Agreement) to the extent such collateral is of a type subject to Article 9 of the UCC.

                  (iii) "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof).

                  (iv) "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).

                  (v) "Filing State" means [IDENTIFY NAME OF STATE(S) WHERE THE FINANCING STATEMENTS ARE FILED].

                  (vi) "Filing State UCC" means the Uniform Commercial Code as in effect on the date hereof in the Filing State (without regard to laws referenced in Section 9-201 thereof).

                  (vii) "Possessory Certificates" means the certificates identified on Schedule 4 hereto.

                  (viii) "[IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] (without regard to laws referenced in Section 9-201 thereof).

                                  Exhibit D-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (ix) "Pledged Account" means account number [INSERT ACCOUNT NUMBER] established at [INSERT NAME OF FINANCIAL INSTITUTION THAT ESTABLISHED THE PLEDGED ACCOUNT] in the name of [INSERT EXACT NAME ON ACCOUNT].

                  (x) "Financial Institution" means [INSERT NAME OF FINANCIAL INSTITUTION THAT ESTABLISHED THE PLEDGED ACCOUNT].

                  We express no opinion with respect to any laws other than the UCC and, for purposes of opinion paragraph 5, [INSERT CORPORATE LAW OF FILING STATE, E.G., THE DELAWARE GENERAL CORPORATION LAW].

                  We have this date delivered to you our opinion with respect to the enforceability of the Security Agreement and certain other transaction agreements. We call to your attention that the opinions set forth herein with respect to the security interest of the Collateral Agent are subject to the qualifications contained in such other opinion.

                  Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

                  1. Under the Delaware UCC, the provisions of the Security Agreement are effective to create a valid security interest in each Grantor's rights in the UCC Collateral in favor of the Collateral Agent to secure the Secured Obligations (as defined in the Security Agreement).

                  2. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Pursuant to the [Authorization Letter][Security Agreement], each Grantor has authorized for purposes of Section 9-509 of the Filing State UCC the filing of the Financing Statement naming such Grantor as debtor and identifying the UCC Collateral.

                  3. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Each of the Financing Statements includes not only all of the types of information required by Section 9-502(a) of the Filing State UCC but also the types of information without which the Filing Office may refuse to accept the Financing Statements pursuant to Section 9-516 of the Filing State UCC.

                  4. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] Under the Filing State UCC, the security interest of the Collateral Agent will be perfected in each of the Grantor's rights in all UCC Collateral upon the later of the attachment of the security interest and the filing of the Financing Statements in the Filing Office, we express no opinion, with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut, (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Filing State UCC or (vii) any goods subject to a negotiable document of title.

                  5. [TO BE GIVEN BY LOCAL COUNSEL, IF APPROPRIATE] You have asked whether each Grantor is a "registered organization" as defined in the Filing State UCC. Pursuant to [IDENTIFY SECTION REFERENCE OF APPLICABLE CORPORATE LAW, E.G., SECTIONS 101(a) AND 103(6) OF THE

                                  Exhibit D-3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

DELAWARE GENERAL CORPORATION LAW], the [SECRETARY OF STATE] of the Filing State is required to maintain a public record showing each Grantor to have been organized. Based on our review of the Secretary of State Certificates, we are of the opinion that under the Filing State UCC and the [INSERT CORPORATE LAW OF FILING STATE], each Grantor is a "registered organization."

                  6. Assuming that none of the Collateral Agent or any Secured Party has notice of any adverse claims with respect to the Possessory Certificates and that such certificates are indorsed in blank or by an effective indorsement to the Collateral Agent, the Collateral Agent will acquire such Possessory Certificates (and the shares represented thereby) free of any adverse claims under Section 8-303 of the New York UCC upon the later of the attachment of the security interest and the delivery of such Possessory Certificates to the Collateral Agent. As used herein, "notice of adverse claim" has the meaning set forth in Section 8-105 of the UCC and includes, without limitation, any adverse claim that the Collateral Agent or any Secured Party would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

                  7. Under the [IDENTIFY NAME OF STATE OF FINANCIAL INSTITUTION'S JURISDICTION] UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Collateral Agent in [IDENTIFY NAME OF APPLICABLE GRANTOR]'s rights in the Pledged Account.

                  Our opinions are subject to the following qualifications:

                  (a) We have assumed that each Grantor owns, or with respect to after-acquired property will own, the UCC Collateral granted by it, and we express no opinion as to the nature or extent of each Grantor's rights in any of the applicable UCC Collateral and we note that with respect to any after-acquired property, the security interest will not attach until such Grantor acquires ownership thereof.

                  (b) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of a secured party.

                  (c) We express no opinion with respect to commercial tort claims.

                  (d) We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the UCC.

                  (e) We note that we have delivered to you our opinion with respect to each Grantor's status as a "registered organization." Except to the extent that this determination is an element of your choice of law analysis, we express no opinion with respect to the choice of law governing perfection, the effect of perfection and non-perfection or priority of the security interest.

                                  Exhibit D-4

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (f) For purposes of our opinion paragraph 5, we have assumed that each Grantor is and will remain "organized solely" (within the meaning of Section 9-102(a)(70) of the UCC) under the laws of the State of the Filing State.

                  (g) We express no opinion with respect to the nature or extent of the securities intermediary's rights in, or title to, the securities or other financial assets underlying any "security entitlement" now or hereafter credited to a securities account. Furthermore, we express no opinion with respect to any property or assets now or hereafter credited to a securities account that is not a "financial asset" and we express no opinion whether or to what extent any particular item of property credited to such securities account is a "financial asset". We note that to the extent the securities intermediary maintains any financial asset in a "clearing corporation" (as defined in Section 8-102(5) of the UCC), pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the securities intermediary.

                  (h) We have assumed that the Control Agreement is the legal, valid, binding and enforceable obligation of each of the parties thereto other than the applicable Grantor.

                  (i) We have assumed that the Pledged Account is either a "deposit account" (as defined in the UCC) and the Financial Institution is an organization that is engaged in the business of banking or (ii) is a "securities account"(as defined in the UCC) and the Financial Institution in the ordinary course of its business maintains securities accounts for customers and is acting in that capacity.

                  (j) We call to your attention that pursuant to Section 9-340 of the UCC, a bank with which a deposit account is maintained may continue to exercise any right of recoupment or set-off against a secured party that holds a security interest in the deposit account.

         This opinion is being furnished only to you in connection with the Security Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent except that Loan Parties who subsequently become assignees pursuant to Section __ of the Credit Agreement may rely on it as if it was addressed to the Collateral Agent for their benefit.

                                           Very truly yours,

                                  Exhibit D-5

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   SCHEDULE 1

                List of Subsidiaries of Mariner Health Care, Inc.

FULL NAME OF GRANTOR                       Jurisdiction of Organization
--------------------                       ----------------------------

                                  Exhibit D-S-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   SCHEDULE 2

              Schedule Information on face of Financial Statements

Full Name of        Full Name of                              Filing
  Grantor          Secured Party        Filing Office      Jurisdiction      File Number       File Date

                                  Exhibit D-S-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   SCHEDULE 3

                          Certificates of Organization

                    Type of
Full Name of      Organization            State of                  Date of               Public Office(r)
  Grantor           Document            Organization              Certificates          Issuing Certificates

                                  Exhibit D-S-3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   SCHEDULE 4

                             Possessory Certificates

Issuer          Certificate Numbers            Registered Owner        Number of Shares            Certificate Date

                                  Exhibit D-S-4

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       EXHIBIT E
                                                TO PLEDGE AND SECURITY AGREEMENT

                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT "AGREEMENT", dated as of December ___, 2003, is among MARINER HEALTH GROUP, INC., a Delaware corporation, located at LCR, Inc., a Delaware Corporation, located at ________, Prism Health Group, Inc., a ________ corporation located at _____________, Brian Center Management Corporation, a North Carolina corporation, located at _______________ (individually and collectively, "GRANTOR") and Canadian Imperial Bank of Commerce, a ____________, located at _____________, as Collateral Agent for the Secured Parties (the "COLLATERAL AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Pledge and Security Agreement (as hereafter defined).

         WHEREAS, pursuant to a Pledge and Security Agreement, dated as of December 19, 2003 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Mariner Health Care, Inc., Grantor, the other Subsidiary Guarantors party thereto, and the Collateral Agent, Grantor has granted to the Collateral Agent a security interest and continuing lien on all of Grantors' right, title, and interest in, to, and under all personal property of Grantor including, but not limited to, the Trademark Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, a security interest and continuing lien upon all of Grantor's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired or arising (all of the following being herein collectively referred to as the "TRADEMARK COLLATERAL"):

                  (i) each United States, state and foreign trademark, trade name, corporate name, company name, business name, fictitious business name, internet domain name, trade style, service mark, certification mark, collective mark, logo, other source or business identifier, design or general intangible of a like nature, each registration and application for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 1 of this Agreement, each extension or renewal of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit;

                  (ii) each and all agreements providing for the granting of any right in or to the Trademark Collateral (whether such Grantor is licensee or licensor thereunder), to which the Grantor is a party; and

                                  Exhibit E-1

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                  (iii) to the extent not otherwise included in the above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         The foregoing security interest is granted in conjunction with the security interests granted by Grantor to the Collateral Agent pursuant to the Security Agreement. Grantor acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                  Exhibit E-2

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         IN WITNESS WHEREOF, the parties hereto have caused this TRADEMARK SECURITY AGREEMENT to be duly executed by their respective officers thereunto duly authorized.

                                               MARINER HEALTH GROUP, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

Acknowledged:                              LCR, INC.

CANADIAN IMPERIAL BANK
OF COMMERCE, as Collateral Agent           By: _________________________________
                                               Name:
                                               Title:

By: ___________________________
    Name:
    Title:

                                           PRISM HEALTH GROUP, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           BRIAN CENTER MANAGEMENT
                                           CORPORATION

                                           By: _________________________________
                                               Name:
                                               Title:

                                  Exhibit E-3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                      Schedule I
                                                                    to Trademark
                                                              Security Agreement

                                  Exhibit E-4

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

                      REGISTRATION/            REGISTRATION/
MARK                APPLICATION NUMBER        APPLICATION DATE
----                ------------------        ----------------

                                  Exhibit E-S-A

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                       EXHIBIT F
                                                TO PLEDGE AND SECURITY AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT

                  This Copyright Security Agreement ("AGREEMENT") dated as of December ___, 2003, is among MARINER HEALTH CARE, INC., a Delaware corporation, located at _____________, Brian Center Management Corporation, a North Carolina corporation, located at _______________[, BRIAN CENTER CORPORATION, a North Carolina corporation, located at _______________,] CORNERSTONE HEALTH MANAGEMENT CORPORATION, a
         ______________ corporation, located at _______________, and MEDREHAB,
         INC., a ______________ corporation, located at _______________
         (individually and collectively, "GRANTOR"), and Canadian Imperial Bank of Commerce, a ____________, located at _____________, as Collateral Agent for the Secured Parties (the "COLLATERAL AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Pledge and Security Agreement (as hereafter defined).

                  WHEREAS, pursuant to a Pledge and Security Agreement, dated as of December 19, 2003 (as amended and/or supplemented from time to time, the "SECURITY AGREEMENT") among Mariner Health Care, Inc., Grantor, the other Subsidiary Guarantors party thereto, and the Collateral Agent, Grantor has granted to the Collateral Agent a security interest and continuing lien on all of such Grantor's right, title, and interest in, to, and under all personal property of such Grantor including, but not limited to, the Copyright Collateral (as defined below);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, a security interest and continuing lien upon all of the Grantors' right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired or arising (all of the following being herein collectively referred to as the "COPYRIGHT COLLATERAL"):

                           (i) each United States and foreign copyright, each mask work fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, each registration and application therefor including, without limitation, the applications referred to in Schedule 1, all rights corresponding thereto throughout the world, each extension and renewal of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit;

                           (ii) each and all agreements providing for the granting of any right in or to the Copyright Collateral (whether such Grantor is licensee or licensor thereunder); and

                           (iii) to the extent not otherwise included in the above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         The foregoing security interest is granted in conjunction with the security interests granted by Grantor to the Collateral Agent pursuant to the Security Agreement. Grantor acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                  Exhibit F-I

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

         IN WITNESS WHEREOF, the parties hereto have caused this COPYRIGHT SECURITY AGREEMENT to be duly executed by their respective officer thereunto duly authorized.

                                               MARINER HEALTH CARE, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

Acknowledged:                              BRIAN CENTER MANAGEMENT
                                           CORPORATION
CANADIAN IMPERIAL BANK
OF COMMERCE, as Collateral Agent

                                           By: _________________________________
By: ___________________________                Name:
    Name:                                      Title:
    Title:

                                           [BRIAN CENTER CORPORATION]

                                           By: _________________________________
                                               Name:
                                               Title:

                                           CORNERSTONE HEALTH MANAGEMENT
                                           CORPORATION

                                           By: _________________________________
                                               Name:
                                               Title:

                                           MEDREHAB, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                  Exhibit F-3

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION

                                                                      Schedule 1
                                                                    to Copyright
                                                              Security Agreement

________________________

                                  Exhibit F-4

PLEDGE AND SECURITY AGREEMENT
434560-New York Server 3A                                              EXECUTION